Exhibit 99.1
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re: XYBERNAUT CORPORATION, et al., Debtors.	) ) ) ) ) )	Case No. 05-12801 RGM Jointly Administered Chapter 11

MONTHLY OPERATING REPORT	Calendar Month 10/01/05 to 10/31/05
FINANCIAL BACKGROUND INFORMATION
     1. ACCOUNTING BASIS: Cash ___Accrual ___x___
     2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.
     Nancy Hogan, Xybernaut Corp. 12701 Fair Lakes Circle, Suite 550, Fairfax, VA 22033
     3. NUMBER OF EMPLOYEES paid during this period: ___10___
     4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes ___No ___X_. If yes, explain below:

     5. Are all BUSINESS LICENSES current? Yes _x___      No ___      Not Applicable ___
     6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$222,971.36

Collected this Period	60,802.76

Ending Balance	$162,168.60

     7. POST -PETITION ACCOUNTS RECEIVABLE:
           0-30 Days: $53,292.16 31-60 Days: $227,409.19 Over 60 Days: $18,569.10
     If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.

Zygo Industries	$8984.62	unpaid invoices contacted client and setting up payment plan
Edison Material	$120	inv for $5242 pd $5122, balance shipping — contacting client for balance
Walt Disney	$700	unpaid balance inv $136,228.71 pd 135,528.71 contacting client /balance
GSA	$8764.48	contacted Gen Serv. Admin payment expected in November
     8. POST —PETITION ACCOUNTS PAYABLE:
           0-30 Days: $116,536.37 31-60 Days: $36015.71 Over 60 Days: 7097.00

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

James Ralabate $7,097.00 — Disputed DT Research $32,006.00 — paid 11/10/05 Xperience $4,000.00 — offset against outstanding receivables Robert Droppa $9.71 — held per employees request pd 11/4/05

a.	TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes ___No___x___. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.
NOTE: Due to the resignation of Grant Thornton, the Xybernaut Corporation’s auditors and federal/state tax preparers along with the accounting staff and company CFO the year end tax returns have been delayed. Xybernaut will be submitting the required returns in a timely manner. No or little tax liability is expected due to the large NOL carry forward.
     9. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes ___x___
No ___  If no, explain: ___
     10. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes ___x___  No ___  Explain:
NOTE: The accounting staff of XC had left the company by April 2005 at which time no monthly close for 2005 had been performed and in July 2005 the CFO resigned, all books and records are being maintained however there maybe updates / corrections over the next couple of months.
     11. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Auto & Truck	73256759	03/31/05	03/31/06

Liability	392595	03/31/05	03/31/06

Workers Comp.	1714215	03/31/05	03/31/06

Errors & Omissions	35392595	03/31/05	03/31/06

D&O	ELU08861005	04/14/05	04/14/06

D&O	35529D0205	04/14/05	04/14/06

D&O	35389095BAL	03/31/05	03/31/06

13.	ACTIONS OF DEBTOR. During the last month, did the debtor:

(A)Fail to defend or not oppose any action seeking to dispossess the debtor from contro1 or custody of any asset of the estate? Yes ___ No ___x___ Explain: ___

(B)Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes ___x___ No ___ Explain: ___

     14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
Yes.___  No ___x___  Explain
     15. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary) N/A

	Frequency of	Amount	Next	Post-Petition
	Payments per	of Each	Payment	Pmts. No Made
Creditor	Contract (mo. Qtr)	Payments	Due	No. Amt.

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary): NONE

Professional	Service	Amount

     17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period:
$ ___5,000 payment for 3rd qtr 2005
     18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: November 15, 2005	DEBTOR-IN-POSSESSION

Name/Title: /s/Perry L. Nolen, CEO/President Address: 4203 Milton Street Houston, TX 77005	Xybernaurt Corporation 12701 Fair Lakes Circle, Suite 550 Fairfax, VA 22033 Phone: 703/654-3591

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12801 RGM
	)	Jointly Administered
XYBERNAUT CORPORATION, et al.,	)
	)	Chapter 11
Debtors.	)
)

Cash Disbursements Summary Report
Calendar Month Ending 10/31/05

Total Disbursements from Operating Account	(See Note 1)	280,300

Total Disbursements from Payroll Account	(See Note 2)	130,789

Total Disbursements from Tax Escrow Account	(See Note 3)	0

Total Disbursements from any other Account	(See Note 4)	0

Grand Total Disbursements from all Accounts			411,089	(1)

(1) Xybernaut has only 1 bank account for Operations and Payroll — amounts listed separately for information purposes only.
Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.
Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered
Xybernaut Corporation
Balance Sheet

XYBERNAUT CORPORATION	2005
	October 31

ASSETS
Current assets:
Cash In Banks	265,462
Petty Cash	300
Restricted Cash	—
Pre Petiton Accounts receivable	162,169
Post Petiton Accounts receivable	299,270
Less AR — Other, Reserve, Contra	(499,202)
Inventory	2,250,702
Prepaid and other current assets	781,373
DTDF — Japan	680,099
DTDF — GmbH	12,533,177
DTDF — Gmbh R&D	4,820,238
DTDF — China	286,197
DTDF — XSI	(551,625)
DTDF — Korea	293,924
DTDF — RESERVE	(18,000,000)

Total current assets		3,322,084

Fixed assets:
Property and equipment	2,148,276
Less: accumulated depreciation	(1,966,661)

Total fixed assets		181,615

Other assets:
Investment in subsidiaries	605,584
Patents, net	744,549
Trademarks, net	29,734
Tooling, net	—
Other	165,175

Total other assets		1,545,042

TOTAL ASSETS		5,048,741

LIABILITIES AND EQUITY

Post-Petition Liabilities
Accounts payable	159,649
Accrued restructuring costs	—
Deferred product and warranty revenue	210,140
Accrued Professional fees	426,430
Accrued Purchases	228,300
Salaries/Commissions Payable	47,515

Total Post Petition Liabilities	1,072,034

Pre-Petition Liabilities

Priority Claims	105,810
Secured Debts	—
Unsecured Debt	1,641,392
Accrued expenses	476,414

Total Pre Petition Liabilities	2,223,616

Total liabilities		3,295,650

Stockholders’ equity:
Common stock	1,946,209
Additional paid-in capital	183,745,591
Cumulative translation adjustment	38,695
Accumulated other comprehensive income (XSI)	37,130
Retained earnings, beginning	(171,411,927)
Current Retained Earnings — Pre Petition	(10,953,998)
Current Retained Earnings — Post Petition	(1,648,609)

Total stockholders’ equity		1,753,091

TOTAL LIABILITIES AND EQUITY		5,048,741

(1) Accrued Other major items:
General — Miscellaneous		$150,000
Ed & Steve Newman bonus 100,000 shares		$138,000
Stale Checks		$39,234
Vacation Accrual		$60,732
Warranty Reserve		$75,900

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12801
	)	Jointly Administered
XYBERNAUT CORPORATION, et al.,	)
	)	Chapter 11
Debtors.	)
MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month October 1, 2005 to October 31, 2005
(All figures refer to post-petition transactions)
Case Number 05-12801 (Jointly Administered)      Period Ending: October 2005      Income Statement Page 1
Xybernaut Corporation
Results of Operations
Ending October 31, 2005

	Current	YTD
	2005	2005

Revenue:

Sales/Income	$77,280	826,169

Cost of Sales

Beginning Inventory	2,897,925	3,274,531
Purchase of Inventory / transfers	(115,624)	124,665
Less ending Inventory	(2,790,947)	(2,790,947)
Direct Labor (Gross Salaries) Purchased Goods and Services	55,061	107,022

Total Cost of Sales	46,415	715,271

Gross profit	30,865	110,898

Operating Expenses

Officer’s Salaries (Gross)	35,000	109,583
Other Employee Salaries (Gross)	$98,297.52	301,708
Taxes (Payroll: Employer’s Share)	4,407	13,679
Employee Benefits (Insurance, Pension Plan, etc.)	$12,724	20,664
Advertising		0
Bad Debts		0
Depreciation & Amortization	$55,283.00	180,451
Corporate Meetings / entertainment	1,106	1,106
Insurance (Real Estate)		0
Insurance (Other)	29,902	218,772
Interest (Mortgage, Loans, etc.)		0
Leases (other that Rent)		0
Outside Services & Contractors	238,452	604,716
Professional Fees (Attorney, Accountant)	14,757	63,192
Rent and Leases	17,442	67,674
Repairs and maintenance	154	2,442
Supplies		0
Taxes (Real Property)	29	29
Taxes (Other)	2,153	5,749
Telephone	6,870	17,632
Travel	36,161	68,576
Utilities		0
U.S. Trustee quarterly fee	1,250	5,000

Other Operating Expenses

Internet / Website	5,050	25,739
Office expense	5,570	20,029
Postage	232	410
Printing	614	7,353
Public company expense	1,407	6,958
Equipment	(9,776)	111
Courier/overnight	332	11,738
Customer support	1,000	2,440
Penalties (1)	141	3,817

Total Operating Expenses	558,557	1,759,567

Profit/Loss from operations	(527,692)	(1,648,670)

Interest income		62

Net Income (Loss)	(527,692)	(1,648,608)

NOTE:	Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Case to this Report.

In re: Corporation, et al.	Case Number: 05-12801 Jointly Administered
Cash Reconciliation Report

	Xybernaut	Accrual Basis
	Corporation	October 31, 2005
	Calendar Month
	Ending

		Operating/
		Payroll Acct	Totals
(A)	Beginning Cash Balance (A)		236,341

(B)	Net Income		(527,693)
(C)	Non Cash Expenses
	Amortization

	Depreciation		19,577

(C)	Total		19,577

(D)	Cash from Operations (B+C)		(508,117)

	Other Sources (Uses of Cash)

	Decrease (Incr) - Accounts Receivable	114,935
	Decrease (Incr) - Inventory	106,978
	Decrease (Incr) - equipment - computers	—
	Decrease (Incr) - DTDF (Intercompany)	220,188
	Decrease (Incr) - Prepaid Other Current Assets	39,499
	Decrease (Incr) - Other Assets (PATENTS) net	27,543
	Decrease (Incr) - Other Assets (Trademarks) net	2,262
	Decrease (Incr) - Other Assets	10,599

	Increase (Decr) - Accounts Payable	(57,195)
	Increase (Decr) - Accrued Expenses	(3,407)
	Increase (Decr) - Purchase Accrual	(15,218)
	Increase (Decr) - Accrued P./R Taxes
	Increase (Decr) - Accrued Prof Fees	194,053
	Increase (Decr) - Accrued Rent
	Increase (Decr) - Accrued Salaries	(72,816)
	Increase (Decr) - Accrued Sales Taxes	149
	Increase (Decr) - Deferred Restruturing Cost	(13,610)
	Increase (Decr) - Deferred product & warranty revenue	(16,724)

(E)	Total Other Sources (uses) of Cash		537,237

(F)	Ending Cash Balance (F = A+D+E)		265,462

(G)	Balance per Bank Statement		329,114
(H)	Less Outstanding Checks		63,653
(I)	Add Deposits in Transit

(J)	Reconciled Bank Balance [J=(G-H)+I]		265,462

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered
CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)
Calendar Month ending: October 2005
(All figures refer to post-petition transactions)

Amounts shown represent payroll activity for the month of		Payroll	Tax
October that occurred in the combined Operating/Payroll acct.		Account	Account

(A) Beginning Cash Balance (A)

Cash Receipts:

Transfers from Operating Account		130,789

Transfers from Payroll Account

Other —

(B) Total Cash Receipts (B)		130,789

(C) Cash Available (C= A+B)		130,789

Cash Disbursements:
Gross Payroll for this period	$133,683

Employee Benefits paid		4,612

Net Payroll Paid		85,352

Transfers to Tax Account

Taxes deposited or paid during period
Employee’s share of FICA Tax		4,406

Employer’s share of FICA Tax		4,406

Employee’s Federal Income Tax		26,064

Employee’s State Income Tax		5,944

Unemployment Tax		5

Unrecorded Bank Service Charges

Other:

(D) Total Disbursements (D)		130,789

(E) Ending Cash Balance (E= C-D)

(F) Balance per Bank Statement (F)

(G) Less Outstanding Checks (G)

(H) Add Deposits in Transit

(I) Reconciled Bank Balance {I = (F-G) +H]

Ending Cash Balance (E) and Reconciled Bank Balance (I) should equal